Exhibit 99.1

Amber Road Announces Second Quarter 2014 Financial Results

Total revenue of $15.8 million increases 32% year-over-year

EAST RUTHERFORD, N.J.--(BUSINESS WIRE)--August 7, 2014--Amber Road, Inc. (NYSE: AMBR), a leading provider of global trade management (GTM) solutions, today announced its financial results for the quarter ended June 30, 2014.

Jim Preuninger, Chief Executive Officer of Amber Road, stated, “We are pleased with our performance in the second quarter, with revenue increasing 32% year-over-year. Our results reflect increasing demand for global trade management solutions, our highly differentiated offering, and the response to our sales and marketing investments to drive awareness and adoption. Our well-diversified performance across our target markets proves that our opportunity is large, and that we are executing well around the world to capitalize on it.”

Second Quarter 2014 Financial Highlights

Revenue

  Total revenue was $15.8 million, an increase of 32% from the comparable period in 2013.
  Subscription revenue was $10.6 million, an increase of 23% from the comparable period in 2013.
  Professional Services revenue was $5.2 million, an increase of 58% from the comparable period in 2013.

Operating Loss

  GAAP operating loss was $(2.0) million, compared to GAAP operating loss of $(5.3) million in the comparable period in 2013.
  Non-GAAP adjusted operating loss which excludes stock-based compensation, puttable stock compensation, and changes in the fair value of contingent consideration liability was $(1.8) million, compared to non-GAAP adjusted operating loss of $(1.5) million in the comparable period in 2013, which excludes stock-based compensation, restricted stock expense, and warrant expense.

Net Loss attributable to common stockholders

  GAAP net loss attributable to common stockholders was $(2.2) million, compared to $(6.6) million for the comparable period in 2013.
  GAAP basic and diluted net loss per common share was $(0.09), compared to $(1.79) for the comparable period in 2013, based on 25.2 million and 3.7 million basic and diluted weighted average common shares outstanding, respectively.
  Non-GAAP adjusted net loss was $(2.0) million, compared to $(1.5) million in the comparable period in 2013.
  Non-GAAP adjusted net loss per common share was $(0.08), compared to $(0.41) for the comparable period in 2013, based on 25.2 million and 3.7 million basic and diluted weighted average common shares outstanding, respectively.

Adjusted EBITDA

  Adjusted EBITDA was $(0.6) million, in both the three months ended June 30, 2014 and 2013.

Balance Sheet

  Cash and cash equivalents at June 30, 2014 totaled $41.3 million, compared with $5.1 million at December 31, 2013.
  Cash used in operating activities was $(8.9) million for the first six months of 2014, compared to $(3.2) million in the comparable period in 2013.

A reconciliation of GAAP operating and net loss to Non-GAAP adjusted operating and net loss and of GAAP net loss to Adjusted EBITDA has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

Second Quarter 2014 and Recent Business Highlights

  Announced that Azelis, a top global specialty chemicals distributor, signed a worldwide contract with Amber Road for an automated restricted party screening solution. Amber Road’s solution is to be integrated with Azelis’ ERP system, with a planned rollout to 33 countries in stages starting with an Azelis entity in Belgium. Azelis chose the Amber Road restricted party screening solution, in large part because of its deep trade content, ease of use and comprehensive functionality.
  Announced that CEO Jim Preuninger received the EY Entrepreneur Of The Year™ 2014 Award in the Technology category in New Jersey. The award recognizes outstanding entrepreneurs who demonstrate excellence and extraordinary success in such areas as innovation, financial performance, and personal commitment to their businesses and communities.

Business Outlook

Based on information available as of August 7, 2014, Amber Road is issuing guidance for the third quarter and full year 2014 as indicated below:

Third Quarter 2014:

  Total revenue is expected to be in the range of $15.9 million to $16.1 million.
  Non-GAAP adjusted operating loss is expected to be in the range of ($2.0) million to ($2.3) million.
  Non-GAAP adjusted net loss per common share is expected to be in the range of ($0.10) to ($0.11). This assumes 25.4 million basic shares outstanding.

Full Year 2014:

  Total revenue is expected to be in the range of $63.0 million to $63.6 million.
  Non-GAAP adjusted operating loss is expected to be in the range of ($5.9) million to ($6.5) million.
  Non-GAAP adjusted net loss per common share is expected to be in the range of ($0.29) to ($0.32). This assumes 25.4 million basic shares outstanding.

Expectations of non-GAAP adjusted loss from operations and non-GAAP adjusted loss per common share for the third quarter exclude stock-based compensation, puttable stock compensation and changes in the fair value of contingent consideration liability. Expectations of non-GAAP adjusted loss from operations and non-GAAP adjusted loss per common share for the full year 2014 exclude stock-based compensation, restricted stock expense, compensation expense related to loan forgiveness, puttable stock compensation, changes in the fair value of contingent consideration liability and warrant expense.

Conference Call Information

Amber Road will host a conference call on Thursday, August 7, 2014 at 5:00 p.m. Eastern Time (ET) to discuss the company’s second quarter financial results and its business outlook. To access this call, dial 888-287-5563 (domestic) or 719-325-2454 (international). The conference ID is 2505382.

Additionally, a live webcast of the conference call will be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

Following the conference call, a replay will be available at 877-870-5176 (domestic) or 858-384-5517 (international). The replay pass code is 2665595. An archived webcast of this conference call will also be available in the “Investor Relations” section of the Company’s web site at www.AmberRoad.com.

About Amber Road

Amber Road’s (NYSE: AMBR) mission is to dramatically change the way companies conduct global trade. As a leading provider of cloud based global trade management (GTM) solutions, we automate import and export processes to enable goods to flow across international borders in the most efficient, compliant and profitable way. Our solution combines enterprise-class software, trade content sourced from government agencies and transportation providers in 139 countries, and a global supply chain network connecting our customers with their trading partners, including suppliers, freight forwarders, customs brokers and transportation carriers. We deliver our GTM solution using a Software-as-a-Service (SaaS) model and leverage a highly flexible technology framework to quickly and efficiently meet our customers’ unique requirements around the world. For more information, please visit www.AmberRoad.com, email Solutions@AmberRoad.com or call 201-935-8588.

Non-GAAP Financial Measures

To provide investors with additional information regarding our financial results, Amber Road has provided within this press release non-GAAP adjusted operating and net loss and adjusted EBITDA, financial measures that are not calculated in accordance with generally accepted accounting principles, or GAAP. Provided below is a reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, and net loss to adjusted EBITDA. EBITDA consists of net loss plus depreciation and amortization, interest expense (income) and income tax expense. Adjusted EBITDA consists of EBITDA plus stock-based compensation, restricted stock expense, puttable stock compensation, warrant expense, changes in the fair value of contingent consideration liability, compensation expense related to loan forgiveness as well as the change in fair value of warrant liability. Amber Road has included these non-GAAP measures in this press release because it assists in comparing performance on a consistent basis across reporting periods, as it removes from operating results the impact of the company’s capital structure. Amber Road believes these non-GAAP measures are useful to an investor in evaluating its operating performance because they are often used by the financial community to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, and to present a meaningful measure of performance exclusive of its capital structure and the method by which assets were acquired.

Amber Road’s use of these non-GAAP measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of its results as reported under GAAP. Some of these limitations are:

  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and these non-GAAP measures do not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements;
  these non-GAAP measures do not reflect changes in, or cash requirements for, working capital needs;
  these non-GAAP measures do not reflect the potentially dilutive impact of equity-based compensation;
  these non-GAAP measures do not reflect interest or tax payments that may represent a reduction in cash available; and
  other companies, including companies in Amber Road’s industry, may calculate adjusted EBITDA differently, which reduces its usefulness as a comparative measure.

Because of these and other limitations, you should consider these non-GAAP measures together with other GAAP-based financial performance measures, including various cash flow metrics, net loss and other GAAP results. A reconciliation of GAAP operating and net loss to non-GAAP adjusted operating and net loss, and adjusted EBITDA has been provided in the financial statement tables included in this press release.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements. These statements identify substantial risks and uncertainties and relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” or “continue,” and similar expressions, whether in the negative or affirmative. These statements are only predictions and may be inaccurate. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined in our filings with the Securities and Exchange Commission (SEC), including, without limitation, our periodic and current SEC reports. These factors may cause our actual results to differ materially from any forward-looking statement. Although we believe that the expectations reflected in the forward-looking statements are reasonable, our future results, levels of activity, performance or achievements may differ from our expectations. Other than as required by law, we do not undertake to update any of the forward-looking statements after the date of this press release, even though our situation may change in the future.

AMBER ROAD, INC. AND SUBSIDIARIES Condensed Consolidated Balance Sheets (Unaudited)

	June 30, 2014	December 31, 2013
Assets
Cash and cash equivalents	$41,306,332	$5,147,735
Accounts receivable, net	12,848,674	11,017,671
Unbilled receivables	194,093	144,067
Deferred commissions	3,124,101	2,983,400
Prepaid expenses and other current assets	1,622,879	869,108
Deferred offering costs	—	2,786,376
Total current assets	59,096,079	22,948,357
Property and equipment, net	13,404,130	13,102,380
Goodwill	24,476,157	24,476,157
Other intangibles, net	1,106,280	1,201,034
Deferred commissions	6,935,245	7,066,512
Deposits and other assets	1,114,560	1,302,681
Total assets	$106,132,451	$70,097,121
Liabilities and Stockholders’ Equity (Deficit)
Current liabilities:
Current installments of obligations under capital leases	$1,237,547	$1,022,176
Accounts payable	1,229,152	2,568,161
Accrued expenses	6,692,501	9,081,554
Deferred revenue	24,778,956	26,115,001
Total current liabilities	33,938,156	38,786,892
Capital lease obligations, less current portion	2,309,072	2,068,308
Deferred revenue, less current portion	2,592,077	4,641,631
Revolving credit facility	—	6,978,525
Other noncurrent liabilities	2,345,441	3,981,889
Total liabilities	41,184,746	56,457,245
Commitments and contingencies
Total redeemable convertible preferred stock and puttable common stock	—	76,921,359
Stockholders’ equity (deficit):
Common stock, $0.001 par value at June 30, 2014, no par value at December 31, 2013. Authorized, 100,000,000 and 38,100,100 shares at June 30, 2014 and December 31, 2013, respectively; issued and outstanding 25,217,036 and 5,005,911 shares at June 30, 2014 and December 31, 2013, respectively	25,217	15,221,195
Additional paid-in-capital	170,002,349	—
Accumulated other comprehensive income	(533,752)	(485,917)
Accumulated deficit	(104,546,109)	(78,016,761)
Total stockholders’ equity (deficit)	64,947,705	(63,281,483)
Total liabilities and stockholders’ equity (deficit)	$106,132,451	$70,097,121

AMBER ROAD, INC. AND SUBSIDIARIES Condensed Consolidated Statements of Operations (Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Revenue:
Subscription	$10,630,709	$8,668,142	$21,140,478	$17,415,329
Professional services	5,178,236	3,273,244	9,657,475	6,119,121
Total revenue	15,808,945	11,941,386	30,797,953	23,534,450
Cost of revenue (1):
Cost of subscription revenue	3,651,853	3,184,923	6,996,581	6,190,122
Cost of professional services revenue	3,342,566	2,340,002	6,242,890	4,356,433
Total cost of revenue	6,994,419	5,524,925	13,239,471	10,546,555
Gross profit	8,814,526	6,416,461	17,558,482	12,987,895
Operating expenses (1):
Sales and marketing	5,114,468	4,091,874	9,962,492	7,765,128
Research and development	2,379,144	1,833,111	4,567,618	3,774,251
General and administrative	3,299,735	2,624,834	8,051,871	4,882,686
Restricted stock expense	—	3,182,357	18,683,277	6,712,211
Total operating expenses	10,793,347	11,732,176	41,265,258	23,134,276
Loss from operations	(1,978,821)	(5,315,715)	(23,706,776)	(10,146,381)
Interest income	91	17,861	304	18,028
Interest expense	(55,917)	(18,745)	(168,894)	(24,193)
Loss before income taxes	(2,034,647)	(5,316,599)	(23,875,366)	(10,152,546)
Income tax expense	150,537	41,325	249,549	242,568
Net loss	(2,185,184)	(5,357,924)	(24,124,915)	(10,395,114)
Accretion of redeemable convertible preferred stock and puttable common stock	—	(1,212,764)	(2,416,505)	(2,425,528)
Net loss attributable to common stockholders	$(2,185,184)	$(6,570,688)	$(26,541,420)	$(12,820,642)

Net loss per common share:
Basic and diluted	$(0.09)	$(1.79)	$(1.69)	$(3.42)

Weighted-average common shares outstanding:
Basic and diluted	25,212,460	3,675,212	15,741,835	3,745,832
(1) Includes stock-based compensation as follows:
	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Cost of subscription revenue	$15,188	$17,896	$35,513	$34,026
Cost of professional services revenue	6,116	11,566	12,074	16,126
Sales and marketing	19,852	17,541	42,037	30,533
Research and development	29,250	7,486	59,846	13,951
General and administrative	95,384	38,436	189,854	75,098
	$165,790	$92,925	$339,324	$169,734

AMBER ROAD, INC. AND SUBSIDIARIES Condensed Consolidated Statements of Cash Flows (Unaudited)

	Six Months Ended June 30,
	2014	2013
Cash flows from operating activities:
Net loss	$(24,124,915)	$(10,395,114)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	2,345,420	1,628,596
Bad debt expense	5,394	30,000
Stock-based compensation	339,324	169,734
Loss on asset impairment	11,964	30,261
Restricted stock non-cash compensation	18,683,277	6,712,211
Compensation related to puttable common stock	27,382	—
Increase in fair value of contingent consideration liability	97,423	—
Non-cash interest expense related to debt	—	9,217
Change in fair value of warrant liability	1,244,635	1,059,581
Changes in operating assets and liabilities:
Accounts receivable	(1,818,325)	(437,663)
Unbilled receivables	(53,139)	54,224
Prepaid expenses and other current assets	(792,789)	(2,433,463)
Accounts payable	(539,624)	57,530
Accrued expenses	(958,316)	752,511
Other liabilities	(7,874)	(39,658)
Deferred revenue	(3,384,445)	(406,700)
Net cash used in operating activities	(8,924,608)	(3,208,733)
Cash flows from investing activities:
Capital expenditures	(456,652)	(574,056)
Addition of capitalized software development costs	(1,052,851)	(1,314,881)
Cash received (paid) for deposits	150,128	(35,549)
Decrease in restricted cash	56,409	—
Net cash used in investing activities	(1,302,966)	(1,924,486)
Cash flows from financing activities:
Proceeds from revolving line of credit	—	3,028,525
Payments on revolving line of credit	(6,978,525)	—
Debt financing costs	35,953	—
Repayments on capital lease obligations	(557,593)	(113,952)
Proceeds from the exercise of stock options	339,183	26,000
Proceeds from the exercise of common stock warrant	40,452	—
Payment of offering costs	(4,258,955)	—
Proceeds from initial public offering, net of underwriting discounts and commissions	57,824,899	—
Net cash provided by financing activities	46,445,414	2,940,573
Effect of exchange rate on cash and cash equivalents	(59,243)	(106,702)
Net increase (decrease) in cash and cash equivalents	36,158,597	(2,299,348)
Cash and cash equivalents at beginning of year	5,147,735	4,279,821
Cash and cash equivalents at end of year	$41,306,332	$1,980,473

Reconciliation of Net Loss to Adjusted EBITDA (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net loss	$(2,185,184)	$(5,357,924)	$(24,124,915)	$(10,395,114)
Depreciation and amortization	1,215,928	832,346	2,345,420	1,628,596
Interest expense	55,917	18,745	168,894	24,193
Interest income	(91)	(17,861)	(304)	(18,028)
Income tax expense	150,537	41,325	249,549	242,568
EBITDA	(762,893)	(4,483,369)	(21,361,356)	(8,517,785)
Stock based compensation	165,790	92,925	339,324	169,734
Restricted stock expense	—	3,182,357	18,683,277	6,712,211
Compensation expense related to loan forgiveness	—	—	927,093	—
Puttable stock compensation	13,691	—	27,382	—
Increase in fair value of contingent consideration liability	15,859	—	97,423	—
Warrant expense	—	562,947	1,244,635	1,059,581
Adjusted EBITDA	$(567,553)	$(645,140)	$(42,222)	$(576,259)

Reconciliation of Net Loss to Non-GAAP Adjusted Net Loss (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Net loss	$(2,185,184)	$(5,357,924)	$(24,124,915)	$(10,395,114)
Stock based compensation	165,790	92,925	339,324	169,734
Restricted stock expense	—	3,182,357	18,683,277	6,712,211
Compensation expense related to loan forgiveness	—	—	927,093	—
Puttable stock compensation	13,691	—	27,382	—
Increase in fair value of contingent consideration liability	15,859	—	97,423	—
Warrant expense	—	562,947	1,244,635	1,059,581
Non-GAAP adjusted net loss	$(1,989,844)	$(1,519,695)	$(2,805,781)	$(2,453,588)

Adjusted non-GAAP net loss per common share:
Basic and diluted	$(0.08)	$(0.41)	$(0.11)	$(0.66)

Weighted-average common shares outstanding:
GAAP weighted average number of common shares outstanding - basic and diluted	25,212,460	3,675,212	15,741,835	3,745,832
Additional weighted average shares giving effect to initial public offering and conversion of preferred stock at the beginning of the period	—	—	9,351,280	—
Non-GAAP weighted average number of common shares outstanding - basic and diluted	25,212,460	3,675,212	25,093,115	3,745,832

Reconciliation of Loss from Operations to Non-GAAP Adjusted Loss from Operations (unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2014	2013	2014	2013
Loss from operations	$(1,978,821)	$(5,315,715)	$(23,706,776)	$(10,146,381)
Stock based compensation	165,790	92,925	339,324	169,734
Restricted stock expense	—	3,182,357	18,683,277	6,712,211
Compensation expense related to loan forgiveness	—	—	927,093	—
Puttable stock compensation	13,691	—	27,382	—
Increase in fair value of contingent consideration liability	15,859	—	97,423	—
Warrant expense	—	562,947	1,244,635	1,059,581
Non-GAAP adjusted loss from operations	$(1,783,481)	$(1,477,486)	$(2,387,642)	$(2,204,855)

CONTACT:
Investor Relations Contact:
ICR
Staci Mortenson, 201-804-6170
InvestorRelations@AmberRoad.com
or
Amber Road Contacts:
Annika Helmrich, 201-806-3656 (US & Canada)
AnnikaHelmrich@AmberRoad.com
or
Martijn van Gils, +31 (0) 207997790 (Europe & Asia)
MartijnvanGils@AmberRoad.com